Exhibit 32

                        CERTIFICATION OF PERIODIC REPORT


     I, Photios T. Paulson, Chief Executive Officer of Vasomedical, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     (1) the Quarterly Report on Form 10-Q of the Company for the three months ended August 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: October 7, 2004

                                           /s/ Photios T. Paulson
                                               Photios T. Paulson
                                               Interim Chief Executive Officer




     I, Thomas W. Fry, Chief Financial Officer of Vasomedical, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     (1) the Quarterly Report on Form 10-Q of the Company for the three months ended August 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: October 7, 2004

                                           /s/ Thomas W. Fry
                                               Thomas W. Fry
                                               Chief Financial Officer